                                                                    EXHIBIT 10.4

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE SECURITIES LAWS. THIS NOTE MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OF THE NOTE UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE ISSUER HEREOF IS SATISFIED THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SUCH SALE OR OFFER.

THIS NOTE IS SUBJECT TO THE TERMS OF A SUBORDINATION PROVISIONS SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF THE DATE HEREOF, AMONG EACH OF ENCORE MEDICAL CORPORATION, ENCORE MEDICAL, L.P., ENCORE MEDICAL GP, INC., ENCORE MEDICAL ASSET CORPORATION AND CHATTANOOGA GROUP, INC., BANK OF AMERICA, NATIONAL ASSOCIATION, AS AGENT, AND CERTAIN OTHER PARTIES SIGNATORY THERETO (INCLUDING EACH SUCH PARTY'S SUCCESSORS AND ASSIGNS). A COPY OF THIS AGREEMENT IS ON FILE AT THE OFFICE OF ENCORE MEDICAL CORPORATION AND IS AVAILABLE FOR INSPECTION AT SUCH OFFICE.

                            SENIOR SUBORDINATED NOTE

$3,000,000.00                                                   February 8, 2002

          FOR VALUE RECEIVED, the undersigned, ENCORE MEDICAL CORPORATION, a Delaware corporation (the "Parent"), ENCORE MEDICAL, L.P., a Delaware limited partnership, ENCORE MEDICAL GP, INC., a Nevada corporation, ENCORE MEDICAL ASSET CORPORATION, a Nevada corporation, and CHATTANOOGA GROUP, INC., a Delaware corporation (together with their respective successors and assigns, each a "Loan Party" and collectively, the "Loan Parties") jointly and severally promise to pay to the order of CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (the "Holder"), the principal sum of THREE MILLION DOLLARS ($3,000,000.00), together with interest thereon as set forth below, at its offices or such other place as the Holder may designate in writing.

     1.   Purchase Agreement. This Senior Subordinated Note (the "Note") is
          ------------------
executed and delivered by the Loan Parties at the Closing in connection with an investment (the "Investment") being made by the Holder in the Loan Parties, pursuant to the terms and conditions of a Note and Equity Purchase Agreement by and among the Loan Parties and the Holder dated of even date herewith (the "Purchase Agreement"). This Note and the other notes evidencing the Investment (the "Other Notes") are each subject to the terms and conditions of the Purchase Agreement. A copy of the Purchase Agreement may be examined during normal business hours at the offices of the Parent. Any capitalized term used herein and not otherwise defined herein shall have the meaning assigned to it in the Purchase Agreement.

     2.   Interest Rate Provisions.
          ------------------------

          2.1  Accrual and Pay Rates. Except as provided in Section 2.3 hereof,
               ---------------------
from the date hereof and thereafter until the repayment of this Note in full, interest shall accrue on the principal balance of this Note outstanding from time to time at the Accrual Rate (as hereinafter defined), compounded monthly, and shall be paid in cash on a monthly basis at the Pay Rate (as hereinafter defined). For the purposes of this Note, "Accrual Rate" means (i) the Pay Rate plus (ii) two and three-fourths percent (2.75%), and "Pay Rate" means the greater of (i) thirteen percent (13%) and (ii) the Prime Rate plus four percent (4%), subject to a maximum cap of fifteen percent (15%).

          2.2  PIK Amounts. On each Payment Date (as defined in Section 3.1
               -----------
hereof), the then outstanding principal balance of this Note shall be increased by an amount (the "PIK Amount") equal to the difference between (i) interest accruing at the Accrual Rate on the principal balance of this Note outstanding at the end of the preceding month period and (ii) interest payable at the Pay Rate on the principal balance of this Note outstanding at the end of the preceding month period.

          2.3  Default Interest Rate. Following the occurrence and during the
               ---------------------
continuance of any Event of Default, the Accrual Rate and the Pay Rate shall each increase 300 basis points.

          2.4  Calculation of Interest. Interest shall be calculated on the
               -----------------------
basis of a year of 360 days, composed of twelve 30-day months, and the actual number of days elapsed.

     3.   Payment Provisions.
          ------------------

          3.1  Interest Payments. Commencing on March 1, 2002, and continuing on
               -----------------
the first day of each succeeding month thereafter, up to and including February 8, 2007 ("the Maturity Date") (each such date, a "Payment Date"), the Borrower shall pay in cash to the Holder monthly installments of interest only (in arrears) at the applicable Pay Rate on the then outstanding principal balance under this Note.

          3.2  Principal Payments and Payment at Maturity. On the Maturity Date,
               ------------------------------------------
the entire then outstanding principal balance of this Note, together with all accrued but unpaid interest, and all other sums owed hereunder shall be due and payable in full in cash without further notice or demand.

          3.3  Prepayments; Application of Payments. The Loan Parties may prepay
               ------------------------------------
the then outstanding principal amount of this Note in full in accordance with the terms of Section 3.3 of the Purchase Agreement. In addition, the Loan
             -----------
Parties shall prepay the then outstanding principal amount of this Note in accordance with the terms of Section 3.5 of the Purchase Agreement. Each
                             -----------
prepayment shall be applied in the following order of priority: (i) first, to any prepayment fees due pursuant to the Purchase Agreement; (ii) second, to accrued, but unpaid, interest at the applicable rate; (iii) third, to any PIK Amount prior to the time such PIK Amount has been added to the then outstanding principal balance pursuant to the terms hereof and (iv)
finally, to the then outstanding principal balance of the Note (including any PIK Amounts that have been added to the principal balance pursuant to Section
                                                                      -------
2.2 hereof).
---

     4.   Subordination. The indebtedness represented by this Note is
          -------------
subordinate to the Senior Debt of the Loan Parties in accordance with the terms of the Subordination Agreement and as specified in the Purchase Agreement.

     5.   Assignment. This Note and the obligations hereunder may not be
          ----------
assigned by the Loan Parties without the prior written consent of the Holder.

     6.   Default and Remedies. The occurrence of an Event of Default under the
          --------------------
Purchase Agreement shall constitute a default hereunder and shall entitle the Holder to exercise the rights and remedies specified in the Purchase Agreement, as well as those available at law or in equity.

     7.   Waivers. Each Loan Party hereby waive presentment, demand, protest, or
          -------
further notice of any kind (except such notices as may be specifically required by the express terms of the Purchase Agreement).

     8.   Controlling Law. This Note and all matters related hereto shall be
          ---------------
governed, construed and interpreted strictly in accordance with the laws of the State of Maryland, without regard to its principles of conflicts of law.

     9.   No Usury. This Note is subject to the express condition that at no
          --------
time shall the Borrower be obligated or required to pay interest hereunder at a rate which could subject the Holder to either civil or criminal liability as a result of being in excess of the maximum rate which the Borrower is permitted by law to contract or agree to pay. If, by the terms of this Note, the Borrower is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Note.

     10.  Automatic Conversion. In the event that the Holder sells or otherwise
          --------------------
transfers the portion of this Note equal to the original principal amount of this Note to Galen Associates pursuant to the terms of the Galen Agreement, (a) this Note shall automatically be converted into the number of shares of Series A Preferred Stock of the Parent determined by dividing the principal amount of this Note so converted by the lesser of (i) $150 and (ii) 50 times the greater of $1 and the average of the closing prices of the Company's Common Stock as quoted in the Nasdaq National Market or the principal exchange on which the Common Stock is listed for 10 trading days prior to the date of conversion, provided, however, that without the approval of the stockholders of Parent, this Note shall not be convertible into shares of Series A Preferred Stock representing more than nineteen and ninety-nine one hundredths percent (19.99%) of the voting power of the Parent or nineteen and ninety-nine one hundredths percent (19.99%) of the outstanding Common Stock of the Parent, and (b) the Company shall immediately issue to the Holder a new Note in an original principal amount equal to all PIK Interest and all accrued and unpaid interest to the date of conversion that is unpaid on this Note. The conversion of this Note shall be effective automatically, without any further action by the Holder or Galen Associates and whether or not this Note is surrendered to the Parent; provided that the Parent shall not be obligated to issue to Galen Associates certificates evidencing shares of Series A Preferred Stock issuable upon such conversion unless this Note is delivered to the Parent. From and after the date of conversion, this Note shall be deemed to have been paid in full and shall be canceled.

                            [Signatures on next page]

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed and its seal affixed on the day and year first above written.


WITNESS                                  ENCORE MEDICAL CORPORATION,
                                              a Delaware corporation

/s/ Harry Zimmerman                      By: /s/ Kenneth W. Davidson
-------------------                          -----------------------
                                         Name:
                                         Title:


WITNESS                                  ENCORE MEDICAL ASSET CORPORATION,
                                              a Nevada corporation

/s/ Harry Zimmerman                      By: /s/ Kenneth W. Davidson
-------------------                          -----------------------
                                         Name:
                                         Title:


WITNESS                                  ENCORE MEDICAL GP, INC.
                                              a Nevada corporation

/s/ Harry Zimmerman                      By: /s/ Kenneth W. Davidson
-------------------                          -----------------------
                                         Name:
                                         Title:


WITNESS                                  ENCORE MEDICAL, L.P.
                                              a Delaware limited partnership
                                         By: Encore Medical GP, Inc.,
                                              its sole General Partner

/s/ Harry Zimmerman                      By: /s/ Kenneth W. Davidson
-------------------                          -----------------------
                                         Name:
                                         Title:


WITNESS                                  CHATTANOOGA GROUP, INC.,
                                              a Delaware corporation

/s/ Harry Zimmerman                      By: /s/ Kenneth W. Davidson
-------------------                          -----------------------
                                         Name:
                                         Title:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE SECURITIES LAWS. THIS NOTE MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OF THE NOTE UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE ISSUER HEREOF IS SATISFIED THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SUCH SALE OR OFFER.

THIS NOTE IS SUBJECT TO THE TERMS OF A SUBORDINATION PROVISIONS SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF THE DATE HEREOF, AMONG EACH OF ENCORE MEDICAL CORPORATION, ENCORE MEDICAL, L.P., ENCORE MEDICAL GP, INC., ENCORE MEDICAL ASSET CORPORATION AND CHATTANOOGA GROUP, INC., BANK OF AMERICA, NATIONAL ASSOCIATION, AS AGENT, AND CERTAIN OTHER PARTIES SIGNATORY THERETO (INCLUDING EACH SUCH PARTY'S SUCCESSORS AND ASSIGNS). A COPY OF THIS AGREEMENT IS ON FILE AT THE OFFICE OF ENCORE MEDICAL CORPORATION AND IS AVAILABLE FOR INSPECTION AT SUCH OFFICE.

                            SENIOR SUBORDINATED NOTE

$3,000,000.00                                                   February 8, 2002

          FOR VALUE RECEIVED, the undersigned, ENCORE MEDICAL CORPORATION, a Delaware corporation (the "Parent"), ENCORE MEDICAL, L.P., a Delaware limited partnership, ENCORE MEDICAL GP, INC., a Nevada corporation, ENCORE MEDICAL ASSET CORPORATION, a Nevada corporation, and CHATTANOOGA GROUP, INC., a Delaware corporation (together with their respective successors and assigns, each a "Loan Party" and collectively, the "Loan Parties") jointly and severally promise to pay to the order of CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (the "Holder"), the principal sum of THREE MILLION DOLLARS ($3,000,000.00), together with interest thereon as set forth below, at its offices or such other place as the Holder may designate in writing.

     1.   Purchase Agreement. This Senior Subordinated Note (the "Note") is
          ------------------
executed and delivered by the Loan Parties at the Closing in connection with an investment (the "Investment") being made by the Holder in the Loan Parties, pursuant to the terms and conditions of a Note and Equity Purchase Agreement by and among the Loan Parties and the Holder dated of even date herewith (the "Purchase Agreement"). This Note and the other notes evidencing the Investment (the "Other Notes") are each subject to the terms and conditions of the Purchase Agreement. A copy of the Purchase Agreement may be examined during normal business hours at the offices of the Parent. Any capitalized term used herein and not otherwise defined herein shall have the meaning assigned to it in the Purchase Agreement.

     2.   Interest Rate Provisions.
          ------------------------

          2.1  Accrual and Pay Rates. Except as provided in Section 2.3 hereof,
               ---------------------
from the date hereof and thereafter until the repayment of this Note in full, interest shall accrue on the principal balance of this Note outstanding from time to time at the Accrual Rate (as hereinafter defined), compounded monthly, and shall be paid in cash on a monthly basis at the Pay Rate (as hereinafter defined). For the purposes of this Note, "Accrual Rate" means (i) the Pay Rate plus (ii) two and three-fourths percent (2.75%), and "Pay Rate" means the greater of (i) thirteen percent (13%) and (ii) the Prime Rate plus four percent (4%), subject to a maximum cap of fifteen percent (15%).

          2.2  PIK Amounts. On each Payment Date (as defined in Section 3.1
               -----------
hereof), the then outstanding principal balance of this Note shall be increased by an amount (the "PIK Amount") equal to the difference between (i) interest accruing at the Accrual Rate on the principal balance of this Note outstanding at the end of the preceding month period and (ii) interest payable at the Pay Rate on the principal balance of this Note outstanding at the end of the preceding month period.

          2.3  Default Interest Rate. Following the occurrence and during the
               ---------------------
continuance of any Event of Default, the Accrual Rate and the Pay Rate shall each increase 300 basis points.

          2.4  Calculation of Interest. Interest shall be calculated on the
               -----------------------
basis of a year of 360 days, composed of twelve 30-day months, and the actual number of days elapsed.

     3.   Payment Provisions.
          ------------------

          3.1  Interest Payments. Commencing on March 1, 2002, and continuing on
               -----------------
the first day of each succeeding month thereafter, up to and including February 8, 2007 ("the Maturity Date") (each such date, a "Payment Date"), the Borrower shall pay in cash to the Holder monthly installments of interest only (in arrears) at the applicable Pay Rate on the then outstanding principal balance under this Note.

          3.2  Principal Payments and Payment at Maturity. On the Maturity Date,
               ------------------------------------------
the entire then outstanding principal balance of this Note, together with all accrued but unpaid interest, and all other sums owed hereunder shall be due and payable in full in cash without further notice or demand.

          3.3  Prepayments; Application of Payments. The Loan Parties may prepay
               ------------------------------------
the then outstanding principal amount of this Note in full in accordance with the terms of Section 3.3 of the Purchase Agreement. In addition, the Loan
             -----------
Parties shall prepay the then outstanding principal amount of this Note in accordance with the terms of Section 3.5 of the Purchase Agreement. Each
                             -----------
prepayment shall be applied in the following order of priority: (i) first, to any prepayment fees due pursuant to the Purchase Agreement; (ii) second, to accrued, but unpaid, interest at the applicable rate; (iii) third, to any PIK Amount prior to the time such PIK Amount has been added to the then outstanding principal balance pursuant to the terms hereof and (iv)
finally, to the then outstanding principal balance of the Note (including any PIK Amounts that have been added to the principal balance pursuant to Section
                                                                      -------
2.2 hereof).
---

     4.   Subordination. The indebtedness represented by this Note is
          -------------
subordinate to the Senior Debt of the Loan Parties in accordance with the terms of the Subordination Agreement and as specified in the Purchase Agreement.

     5.   Assignment. This Note and the obligations hereunder may not be
          ----------
assigned by the Loan Parties without the prior written consent of the Holder.

     6.   Default and Remedies. The occurrence of an Event of Default under the
          --------------------
Purchase Agreement shall constitute a default hereunder and shall entitle the Holder to exercise the rights and remedies specified in the Purchase Agreement, as well as those available at law or in equity.

     7.   Waivers. Each Loan Party hereby waive presentment, demand, protest, or
          -------
further notice of any kind (except such notices as may be specifically required by the express terms of the Purchase Agreement).

     8.   Controlling Law. This Note and all matters related hereto shall be
          ---------------
governed, construed and interpreted strictly in accordance with the laws of the State of Maryland, without regard to its principles of conflicts of law.

     9.   No Usury. This Note is subject to the express condition that at no
          --------
time shall the Borrower be obligated or required to pay interest hereunder at a rate which could subject the Holder to either civil or criminal liability as a result of being in excess of the maximum rate which the Borrower is permitted by law to contract or agree to pay. If, by the terms of this Note, the Borrower is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Note.

     10.  Automatic Conversion. In the event that the Holder sells or otherwise
          --------------------
transfers the portion of this Note equal to the original principal amount of this Note to Galen Associates pursuant to the terms of the Galen Agreement, (a) this Note shall automatically be converted into the number of shares of Series A Preferred Stock of the Parent determined by dividing the principal amount of this Note so converted by the lesser of (i) $150 and (ii) 50 times the greater of $1 and the average of the closing prices of the Company's Common Stock as quoted in the Nasdaq National Market or the principal exchange on which the Common Stock is listed for 10 trading days prior to the date of conversion, provided, however, that without the approval of the stockholders of Parent, this Note shall not be convertible into shares of Series A Preferred Stock representing more than nineteen and ninety-nine one hundredths percent (19.99%) of the voting power of the Parent or nineteen and ninety-nine one hundredths percent (19.99%) of the outstanding Common Stock of the Parent, and (b) the Company shall immediately issue to the Holder a new Note in an original principal amount equal to all PIK Interest and all accrued and unpaid interest to the date of conversion that is unpaid on this Note. The conversion of this Note shall be effective automatically, without any further action by the Holder or Galen Associates and whether or not this Note is surrendered to the Parent; provided that the Parent shall not be obligated to issue to Galen Associates certificates evidencing shares of Series A Preferred Stock issuable upon such conversion unless this Note is delivered to the Parent. From and after the date of conversion, this Note shall be deemed to have been paid in full and shall be canceled.

                            [Signatures on next page]

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed and its seal affixed on the day and year first above written.


WITNESS                                   ENCORE MEDICAL CORPORATION,
                                               a Delaware corporation

/s/ Harry Zimmerman                       By: /s/ Kenneth W. Davidson
-------------------                           -----------------------
                                          Name:
                                          Title:

WITNESS                                   ENCORE MEDICAL ASSET CORPORATION,
                                               a Nevada corporation

/s/ Harry Zimmerman                       By:  /s/ Kenneth W. Davidson
--------------------                           -----------------------
                                          Name:
                                          Title:

WITNESS                                   ENCORE MEDICAL GP, INC.
                                               a Nevada corporation

/s/ Harry Zimmerman                       By: /s/ Kenneth W. Davidson
-------------------                           -----------------------
                                          Name:
                                          Title:

WITNESS                                   ENCORE MEDICAL, L.P.
                                               a Delaware limited partnership
                                          By: Encore Medical GP, Inc.,
                                               its sole General Partner

/s/ Harry Zimmerman                       By: /s/ Kenneth W. Davidson
-------------------                           -----------------------
                                          Name:
                                          Title:

WITNESS                                   CHATTANOOGA GROUP, INC.,
                                               a Delaware corporation

/s/ Harry Zimmerman                       By: /s/ Kenneth W. Davidson
-------------------                           -----------------------
                                          Name:
                                          Title:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE SECURITIES LAWS. THIS NOTE MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OF THE NOTE UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE ISSUER HEREOF IS SATISFIED THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SUCH SALE OR OFFER.

THIS NOTE IS SUBJECT TO THE TERMS OF A SUBORDINATION PROVISIONS SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF THE DATE HEREOF, AMONG EACH OF ENCORE MEDICAL CORPORATION, ENCORE MEDICAL, L.P., ENCORE MEDICAL GP, INC., ENCORE MEDICAL ASSET CORPORATION AND CHATTANOOGA GROUP, INC., BANK OF AMERICA, NATIONAL ASSOCIATION, AS AGENT, AND CERTAIN OTHER PARTIES SIGNATORY THERETO (INCLUDING EACH SUCH PARTY'S SUCCESSORS AND ASSIGNS). A COPY OF THIS AGREEMENT IS ON FILE AT THE OFFICE OF ENCORE MEDICAL CORPORATION AND IS AVAILABLE FOR INSPECTION AT SUCH OFFICE.

                            SENIOR SUBORDINATED NOTE

$8,000,000.00                                                   February 8, 2002

          FOR VALUE RECEIVED, the undersigned, ENCORE MEDICAL CORPORATION, a Delaware corporation (the "Parent"), ENCORE MEDICAL, L.P., a Delaware limited partnership, ENCORE MEDICAL GP, INC., a Nevada corporation, ENCORE MEDICAL ASSET CORPORATION, a Nevada corporation, and CHATTANOOGA GROUP, INC., a Delaware corporation (together with their respective successors and assigns, each a "Loan Party" and collectively, the "Loan Parties") jointly and severally promise to pay to the order of CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (the "Holder"), the principal sum of EIGHT MILLION DOLLARS ($8,000,000.00), together with interest thereon as set forth below, at its offices or such other place as the Holder may designate in writing.

     1.   Purchase Agreement. This Senior Subordinated Note (the "Note") is
          ------------------
executed and delivered by the Loan Parties at the Closing in connection with an investment (the "Investment") being made by the Holder in the Loan Parties, pursuant to the terms and conditions of a Note and Equity Purchase Agreement by and among the Loan Parties and the Holder dated of even date herewith (the "Purchase Agreement"). This Note and the other notes evidencing the Investment (the "Other Notes") are each subject to the terms and conditions of the Purchase Agreement. A copy of the Purchase Agreement may be examined during normal business hours at the offices of the Parent. Any capitalized term used herein and not otherwise defined herein shall have the meaning assigned to it in the Purchase Agreement.

     2.   Interest Rate Provisions.
          ------------------------

          2.1  Accrual and Pay Rates. Except as provided in Section 2.3 hereof,
               ---------------------
from the date hereof and thereafter until the repayment of this Note in full, interest shall accrue on the principal balance of this Note outstanding from time to time at the Accrual Rate (as hereinafter defined), compounded monthly, and shall be paid in cash on a monthly basis at the Pay Rate (as hereinafter defined). For the purposes of this Note, "Accrual Rate" means (i) the Pay Rate plus (ii) two and three-fourths percent (2.75%), and "Pay Rate" means the greater of (i) thirteen percent (13%) and (ii) the Prime Rate plus four percent (4%), subject to a maximum cap of fifteen percent (15%).

          2.2  PIK Amounts. On each Payment Date (as defined in Section 3.1
               -----------
hereof), the then outstanding principal balance of this Note shall be increased by an amount (the "PIK Amount") equal to the difference between (i) interest accruing at the Accrual Rate on the principal balance of this Note outstanding at the end of the preceding month period and (ii) interest payable at the Pay Rate on the principal balance of this Note outstanding at the end of the preceding month period.

          2.3  Default Interest Rate. Following the occurrence and during the
               ---------------------
continuance of any Event of Default, the Accrual Rate and the Pay Rate shall each increase 300 basis points.

          2.4  Calculation of Interest. Interest shall be calculated on the
               -----------------------
basis of a year of 360 days, composed of twelve 30-day months, and the actual number of days elapsed.

     3.   Payment Provisions.
          ------------------

          3.1  Interest Payments. Commencing on March 1, 2002, and continuing on
               -----------------
the first day of each succeeding month thereafter, up to and including February 8, 2007 ("the Maturity Date") (each such date, a "Payment Date"), the Borrower shall pay in cash to the Holder monthly installments of interest only (in arrears) at the applicable Pay Rate on the then outstanding principal balance under this Note.

          3.2  Principal Payments and Payment at Maturity. On the Maturity Date,
               ------------------------------------------
the entire then outstanding principal balance of this Note, together with all accrued but unpaid interest, and all other sums owed hereunder shall be due and payable in full in cash without further notice or demand.

          3.3  Prepayments; Application of Payments. The Loan Parties may prepay
               ------------------------------------
the then outstanding principal amount of this Note in full in accordance with the terms of Section 3.3 of the Purchase Agreement. In addition, the Loan
             -----------
Parties shall prepay the then outstanding principal amount of this Note in accordance with the terms of Section 3.5 of the Purchase Agreement. Each
                             -----------
prepayment shall be applied in the following order of priority: (i) first, to any prepayment fees due pursuant to the Purchase Agreement; (ii) second, to accrued, but unpaid, interest at the applicable rate; (iii) third, to any PIK Amount prior to the time such PIK Amount has been added to the then outstanding principal balance pursuant to the terms hereof and (iv)
finally, to the then outstanding principal balance of the Note (including any PIK Amounts that have been added to the principal balance pursuant to Section
                                                                      -------
2.2 hereof).
---

     4.   Subordination. The indebtedness represented by this Note is
          -------------
subordinate to the Senior Debt of the Loan Parties in accordance with the terms of the Subordination Agreement and as specified in the Purchase Agreement.

     5.   Assignment. This Note and the obligations hereunder may not be
          ----------
assigned by the Loan Parties without the prior written consent of the Holder.

     6.   Default and Remedies. The occurrence of an Event of Default under the
          --------------------
Purchase Agreement shall constitute a default hereunder and shall entitle the Holder to exercise the rights and remedies specified in the Purchase Agreement, as well as those available at law or in equity.

     7.   Waivers. Each Loan Party hereby waive presentment, demand, protest, or
          -------
further notice of any kind (except such notices as may be specifically required by the express terms of the Purchase Agreement).

     8.   Controlling Law. This Note and all matters related hereto shall be
          ---------------
governed, construed and interpreted strictly in accordance with the laws of the State of Maryland, without regard to its principles of conflicts of law.

     9.   No Usury. This Note is subject to the express condition that at no
          --------
time shall the Borrower be obligated or required to pay interest hereunder at a rate which could subject the Holder to either civil or criminal liability as a result of being in excess of the maximum rate which the Borrower is permitted by law to contract or agree to pay. If, by the terms of this Note, the Borrower is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Note.

                            [Signatures on next page]

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed and its seal affixed on the day and year first above written.


WITNESS                                   ENCORE MEDICAL CORPORATION,
                                               a Delaware corporation

/s/ Harry Zimmerman                       By: /s/ Kenneth W. Davidson
-------------------                          ------------------------
                                          Name:
                                          Title:

WITNESS                                   ENCORE MEDICAL ASSET CORPORATION,
                                               a Nevada corporation

/s/ Harry Zimmerman                       By: /s/ Kenneth W. Davidson
-------------------                           -----------------------
                                          Name:
                                          Title:

WITNESS                                   ENCORE MEDICAL GP, INC.
                                               a Nevada corporation

/s/ Harry Zimmerman                       By: /s/ Kenneth W. Davidson
-------------------                           -----------------------
                                          Name:
                                          Title:

WITNESS                                   ENCORE MEDICAL, L.P.
                                               a Delaware limited partnership
                                          By: Encore Medical GP, Inc.,
                                               its sole General Partner

/s/ Harry Zimmerman                       By: /s/ Kenneth W. Davidson
-------------------                           -----------------------
                                          Name:
                                          Title:

WITNESS                                   CHATTANOOGA GROUP, INC.,
                                               a Delaware corporation

/s/ Harry Zimmerman                       By: /s/ Kenneth W. Davidson
-------------------                           -----------------------
                                          Name:
                                          Title:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE SECURITIES LAWS. THIS NOTE MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OF THE NOTE UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE ISSUER HEREOF IS SATISFIED THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SUCH SALE OR OFFER.

THIS NOTE IS SUBJECT TO THE TERMS OF A SUBORDINATION PROVISIONS SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT DATED AS OF THE DATE HEREOF, AMONG EACH OF ENCORE MEDICAL CORPORATION, ENCORE MEDICAL, L.P., ENCORE MEDICAL GP, INC., ENCORE MEDICAL ASSET CORPORATION AND CHATTANOOGA GROUP, INC., BANK OF AMERICA, NATIONAL ASSOCIATION, AS AGENT, AND CERTAIN OTHER PARTIES SIGNATORY THERETO (INCLUDING EACH SUCH PARTY'S SUCCESSORS AND ASSIGNS). A COPY OF THIS AGREEMENT IS ON FILE AT THE OFFICE OF ENCORE MEDICAL CORPORATION AND IS AVAILABLE FOR INSPECTION AT SUCH OFFICE.

                            SENIOR SUBORDINATED NOTE

$10,000,000.00                                                February 8, 2002

          FOR VALUE RECEIVED, the undersigned, ENCORE MEDICAL CORPORATION, a Delaware corporation (the "Parent"), ENCORE MEDICAL, L.P., a Delaware limited partnership, ENCORE MEDICAL GP, INC., a Nevada corporation, ENCORE MEDICAL ASSET CORPORATION, a Nevada corporation, and CHATTANOOGA GROUP, INC., a Delaware corporation (together with their respective successors and assigns, each a "Loan Party" and collectively, the "Loan Parties") jointly and severally promise to pay to the order of CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (the "Holder"), the principal sum of TEN MILLION DOLLARS ($10,000,000.00), together with interest thereon as set forth below, at its offices or such other place as the Holder may designate in writing.

     1.   Purchase Agreement. This Senior Subordinated Note (the "Note") is
          ------------------
executed and delivered by the Loan Parties at the Closing in connection with an investment (the "Investment") being made by the Holder in the Loan Parties, pursuant to the terms and conditions of a Note and Equity Purchase Agreement by and among the Loan Parties and the Holder dated of even date herewith (the "Purchase Agreement"). This Note and the other notes evidencing the Investment (the "Other Notes") are each subject to the terms and conditions of the Purchase Agreement. A copy of the Purchase Agreement may be examined during normal business hours at the offices of the Parent. Any capitalized term used herein and not otherwise defined herein shall have the meaning assigned to it in the Purchase Agreement.

     2.   Interest Rate Provisions.
          ------------------------

          2.1  Accrual and Pay Rates. Except as provided in Section 2.3 hereof,
               ---------------------
from the date hereof and thereafter until the repayment of this Note in full, interest shall accrue on the principal balance of this Note outstanding from time to time at the Accrual Rate (as hereinafter defined), compounded monthly, and shall be paid in cash on a monthly basis at the Pay Rate (as hereinafter defined). For the purposes of this Note, "Accrual Rate" means (i) the Pay Rate plus (ii) two and three-fourths percent (2.75%), and "Pay Rate" means the greater of (i) thirteen percent (13%) and (ii) the Prime Rate plus four percent (4%), subject to a maximum cap of fifteen percent (15%).

          2.2  PIK Amounts. On each Payment Date (as defined in Section 3.1
               -----------
hereof), the then outstanding principal balance of this Note shall be increased by an amount (the "PIK Amount") equal to the difference between (i) interest accruing at the Accrual Rate on the principal balance of this Note outstanding at the end of the preceding month period and (ii) interest payable at the Pay Rate on the principal balance of this Note outstanding at the end of the preceding month period.

          2.3  Default Interest Rate. Following the occurrence and during the
               ---------------------
continuance of any Event of Default, the Accrual Rate and the Pay Rate shall each increase 300 basis points.

          2.4  Calculation of Interest. Interest shall be calculated on the
               -----------------------
basis of a year of 360 days, composed of twelve 30-day months, and the actual number of days elapsed.

     3.   Payment Provisions.
          ------------------

          3.1  Interest Payments. Commencing on March 1, 2002, and continuing on
               -----------------
the first day of each succeeding month thereafter, up to and including February 8, 2007 ("the Maturity Date") (each such date, a "Payment Date"), the Borrower shall pay in cash to the Holder monthly installments of interest only (in arrears) at the applicable Pay Rate on the then outstanding principal balance under this Note.

          3.2  Principal Payments and Payment at Maturity. On the Maturity Date,
               ------------------------------------------
the entire then outstanding principal balance of this Note, together with all accrued but unpaid interest, and all other sums owed hereunder shall be due and payable in full in cash without further notice or demand.

          3.3  Prepayments; Application of Payments. The Loan Parties may prepay
               ------------------------------------
the then outstanding principal amount of this Note in full in accordance with the terms of Section 3.3 of the Purchase Agreement. In addition, the Loan
             -----------
Parties shall prepay the then outstanding principal amount of this Note in accordance with the terms of Section 3.5 of the Purchase Agreement. Each
                             -----------
prepayment shall be applied in the following order of priority: (i) first, to any prepayment fees due pursuant to the Purchase Agreement; (ii) second, to accrued, but unpaid, interest at the applicable rate; (iii) third, to any PIK Amount prior to the time such PIK Amount has been added to the then outstanding principal balance pursuant to the terms hereof and (iv)
finally, to the then outstanding principal balance of the Note (including any PIK Amounts that have been added to the principal balance pursuant to Section
                                                                      -------
2.2 hereof).
---

     4.   Subordination. The indebtedness represented by this Note is
          -------------
subordinate to the Senior Debt of the Loan Parties in accordance with the terms of the Subordination Agreement and as specified in the Purchase Agreement.

     5.   Assignment. This Note and the obligations hereunder may not be
          ----------
assigned by the Loan Parties without the prior written consent of the Holder.

     6.   Default and Remedies. The occurrence of an Event of Default under the
          --------------------
Purchase Agreement shall constitute a default hereunder and shall entitle the Holder to exercise the rights and remedies specified in the Purchase Agreement, as well as those available at law or in equity.

     7.   Waivers. Each Loan Party hereby waive presentment, demand, protest, or
          -------
further notice of any kind (except such notices as may be specifically required by the express terms of the Purchase Agreement).

     8.   Controlling Law. This Note and all matters related hereto shall be
          ---------------
governed, construed and interpreted strictly in accordance with the laws of the State of Maryland, without regard to its principles of conflicts of law.

     9.   No Usury. This Note is subject to the express condition that at no
          --------
time shall the Borrower be obligated or required to pay interest hereunder at a rate which could subject the Holder to either civil or criminal liability as a result of being in excess of the maximum rate which the Borrower is permitted by law to contract or agree to pay. If, by the terms of this Note, the Borrower is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Note.

                            [Signature on next page]

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed and its seal affixed on the day and year first above written.


WITNESS                                  ENCORE MEDICAL CORPORATION,
                                              a Delaware corporation

/s/ Harry Zimmerman                      By:/s/ Kenneth W. Davidson
-------------------                         -----------------------
                                         Name:
                                         Title:

WITNESS                                  ENCORE MEDICAL ASSET CORPORATION,
                                              a Nevada corporation

/s/ Harry Zimmerman                      By:/s/ Kenneth W. Davidson
-------------------                         -----------------------
                                         Name:
                                         Title:

WITNESS                                  ENCORE MEDICAL GP, INC.
                                              a Nevada corporation

/s/ Harry Zimmerman                      By:/s/ Kenneth W. Davidson
-------------------                         -----------------------
                                         Name:
                                         Title:

WITNESS                                  ENCORE MEDICAL, L.P.
                                              a Delaware limited partnership
                                         By: Encore Medical GP, Inc.,
                                              its sole General Partner

/s/ Harry Zimmerman                      By:/s/ Kenneth W. Davidson
-------------------                         -----------------------
                                         Name:
                                         Title:

WITNESS                                  CHATTANOOGA GROUP, INC.,
                                              a Delaware corporation

/s/ Harry Zimmerman                      By:/s/ Kenneth W. Davidson
-------------------                         -----------------------
                                         Name:
                                         Title: